UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of Earliest Event Reported): April 30, 2006


                          HALIFAX CORPORATION
        (Exact name of registrant as specified in its charter)


      Virginia             1-08964               54-0829246
  (State or other       (Commission File      (I.R.S. Employer
  jurisdiction of           Number)         Identification No.)
   incorporation)

       5250 Cherokee Avenue, Alexandria, Virginia         22312
       (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:(703)658-2400

                              N/A
      Former name, former address, and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.


On May 3, 2006, Halifax Corporation received the executed new six-year contract extending a contract with IBM Global Services ("IBM") for services related to an entertainment retailer effective April 1, 2006. The total value of the contract over the six-year period is expected to exceed $25 million. Termination in the first year of the contract requires 90 days notice and a cancellation penalty equal to three months of fixed price revenue. After the first year of the contract, IBM may terminate the contract in whole or part at anytime during the period of performance whenever Halifax defaults in the performance of the contract. A default occurs if Halifax fails to make reasonable progress in the prosecution of services and endangering timely performance, and fails to cure such default within 15 days after receipt from IBM of a written notice specifying the default. In the event that IBM's contract with the entertainment retailer is terminated or suspended, which directly impacts the contract Halifax has with IBM, IBM will make every effort to provide Halifax with 90 days written notice of the termination. Halifax has had a business relationship with IBM since 1997.


Item 1.02  Termination of a Material Definitive Agreement.

Halifax Corporation resigned from a loss generating contract with HP for services related to a consumer products retail chain effective April 30, 2006. Halifax has had a business relationship with HP since 1992.

See Note 11 to the Notes to Consolidated Financial Statements contained in the Company's Form 10-Q for the quarter ended December 31, 2005 for a discussion of the financial impact of the termination of this contract.

FORWARD-LOOKING STATEMENTS


     Certain statements in this Currant Report on Form 8-K constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future events over which we have little or no control. Forward-looking statements may be identified by words including "anticipate," "believe," "estimate," "expect" and similar expressions. We caution readers that forward-looking statements, including without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements. Factors that could cause actual results to differ from forward-looking statements include the concentration of our revenues, risks involved in contracting with our customers, including difficulties to accurately estimate costs when bidding on a contract and the occurrence of start-up costs prior to receiving revenues and contract with fixed price provisions, government contracting risks, potential conflicts of interest, difficulties we may have in attracting and retaining management, professional and administrative staff, fluctuation in quarterly results, risks related to acquisitions and acquisition strategy, continued favorable banking relationships, the availability of capital to finance operations and ability to make payments on outstanding indebtedness, weakened economic conditions, acts of terrorism, risks related to competition and our ability to continue to perform efficiently on contracts, and other risks and factors identified from time to time in the reports we file with the Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.

     Forward-looking statements are intended to apply only at the time they are made. Moreover, whether or not stated in connection with a forward-looking statement, the Company undertakes no obligation to correct or update a forward-looking statement should we later become aware that it is not likely to be achieved. If the Company were to update or correct a forward-looking statement, you should not conclude that the Company will make additional updates or correction thereafter.




Item 9.01 Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired

               None.

          (b)  Pro-forma Financial Information

               None.

          (c)  Exhibits

               None.

                               SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HALIFAX CORPORATION



Date:  May 5, 2006                 By:  /s/Joseph Sciacca
                                        Joseph Sciacca
                                        Vice President, Finance & CFO